Segregated Funds	12 Months Ended
Dec. 31, 2022
Separate Accounts Disclosure 1 [Abstract]
Segregated Funds

22. Segregated Funds
We have segregated fund products, including variable annuities, unit-linked products and universal life insurance policies, in Canada, the U.S., the UK, and Asia. Under these contracts, the benefit amount is contractually linked to the fair value of the investments in the particular segregated fund. Policyholders can select from a variety of categories of segregated fund investments. Although the underlying assets are registered in our name and the segregated fund contract holder has no direct access to the specific assets, the contractual arrangements are such that the segregated fund policyholder bears the risk and rewards of the funds’ investment performance. Therefore, net realized gains and losses, other net investment income earned, and expenses incurred on the segregated funds are attributable to policyholders and not to us. However, certain contracts include guarantees from us. We are exposed to equity market risk and interest rate risk as a result of these guarantees. Further details on these guarantees and our risk management activities related to these guarantees are included in the Risk Management section of the MD&A.

We derive fee income from segregated funds. Market value movements in the investments held for segregated fund holders impact the management fees earned on these funds.

The segregated fund types offered, by percentage of total investments for account of segregated fund holders, were within the following ranges as at December 31, 2022 and 2021:

Type of fund	%
Money market	1 to 5
Fixed income	5 to 10
Balanced	40 to 45
Equity	45 to 50
Money market funds include investments that have a term to maturity of less than one year. Fixed income funds are funds that invest primarily in investment grade fixed income securities and where less than 25% can be invested in diversified equities or high-yield bonds. Balanced funds are a combination of fixed income securities with a larger equity component. The fixed income component is greater than 25% of the portfolio. Equity consists primarily of broad-based diversified funds that invest in a well-diversified mix of Canadian, U.S. or global equities. Other funds in this category include low volatility funds, intermediate volatility funds, and high volatility funds.
22.A Investments for Account of Segregated Fund Holders
The carrying value of investments held for segregated fund holders are as follows:

As at December 31,	2022	2021
Segregated and mutual fund units	$113,070	$125,944
Equity securities	8,251	9,963
Debt securities	2,858	3,410
Cash, cash equivalents and short-term securities	805	778
Investment properties	438	446
Mortgages	17	19
Other assets	130	141
Total assets	$125,569	$140,701
Less: Liabilities arising from investing activities	277	705
Total investments for account of segregated fund holders	$125,292	$139,996
22.B Changes in Insurance Contracts and Investment Contracts for Account of Segregated Fund Holders

For the years ended December 31,	2022	2021
Balance as at January 1	$139,996	$125,921
Additions to segregated funds:
Deposits	14,266	13,509
Net transfer (to) from general funds	(1,149)	(351)
Net realized and unrealized gains (losses)	(18,669)	9,516
Other investment income	4,959	6,558
Total additions	$(593)	$29,232
Deductions from segregated funds:
Payments to policyholders and their beneficiaries	12,218	12,966
Management fees	1,188	1,276
Taxes and other expenses	392	435
Foreign exchange rate movements	313	480
Total deductions	$14,111	$15,157
Net additions (deductions)	(14,704)	14,075
Balance as at December 31	$125,292	$139,996